UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : March 25, 2004

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated January 1, 2004 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-105322-02                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2004-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2004, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On February 25, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on March 25, 2004 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  March 31, 2004           By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders March 25, 2004

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  March 25, 2004



                      Centex Home Equity Loan Trust 2004-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 March 25, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1   134,100,000.00    131,779,576.63    4,244,080.04    222,927.12    4,467,007.16   0.00            0.00      127,535,496.59
AF_2    25,800,000.00     25,800,000.00            0.00     57,405.00       57,405.00   0.00            0.00       25,800,000.00
AF_3    66,700,000.00     66,700,000.00            0.00    181,201.67      181,201.67   0.00            0.00       66,700,000.00
AF_4    93,200,000.00     93,200,000.00            0.00    350,276.67      350,276.67   0.00            0.00       93,200,000.00
AF_5     8,500,000.00      8,500,000.00            0.00     34,920.83       34,920.83   0.00            0.00        8,500,000.00
AF_6    36,500,000.00     36,500,000.00            0.00    129,879.17      129,879.17   0.00            0.00       36,500,000.00
AV_1    95,000,000.00     93,853,153.18    2,215,728.78    102,065.30    2,317,794.08   0.00            0.00       91,637,424.40
AV_2   331,070,000.00    326,831,911.36    7,044,127.80    360,695.33    7,404,823.13   0.00            0.00      319,787,783.56
M_1     59,370,000.00     59,370,000.00            0.00     80,825.66       80,825.66   0.00            0.00       59,370,000.00
M_2     33,250,000.00     33,250,000.00            0.00     57,319.31       57,319.31   0.00            0.00       33,250,000.00
M_3     19,000,000.00     19,000,000.00            0.00     35,815.00       35,815.00   0.00            0.00       19,000,000.00
M_4     14,250,000.00     14,250,000.00            0.00     30,305.00       30,305.00   0.00            0.00       14,250,000.00
M_5     14,250,000.00     14,250,000.00            0.00     32,600.83       32,600.83   0.00            0.00       14,250,000.00
B       19,010,000.00     19,010,000.00            0.00     47,319.06       47,319.06   0.00            0.00       19,010,000.00
R                0.00              0.00            0.00          0.00            0.00   0.00            0.00                0.00
TOTALS 950,000,000.00    942,294,641.17   13,503,936.62  1,723,555.95   15,227,492.57   0.00            0.00      928,790,704.55

X_IO        14,405.44    942,294,641.17            0.00  3,961,944.17    3,961,944.17   0.00            0.00      928,790,704.55
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1    152314HV5    982.69632088    31.64862073       1.66239463      33.31101536          951.04770015    AF_1        2.030000 %
AF_2    152314HW3  1,000.00000000     0.00000000       2.22500000       2.22500000        1,000.00000000    AF_2        2.670000 %
AF_3    152314HX1  1,000.00000000     0.00000000       2.71666672       2.71666672        1,000.00000000    AF_3        3.260000 %
AF_4    152314HY9  1,000.00000000     0.00000000       3.75833337       3.75833337        1,000.00000000    AF_4        4.510000 %
AF_5    152314HZ6  1,000.00000000     0.00000000       4.10833294       4.10833294        1,000.00000000    AF_5        4.930000 %
AF_6    152314JA9  1,000.00000000     0.00000000       3.55833342       3.55833342        1,000.00000000    AF_6        4.270000 %
AV_1    152314JB7    987.92792821    23.32346084       1.07437158      24.39783242          964.60446737    AV_1        1.350000 %
AV_2    152314JC5    987.19881403    21.27685323       1.08948358      22.36633682          965.92196079    AV_2        1.370000 %
M_1     152314JD3  1,000.00000000     0.00000000       1.36138892       1.36138892        1,000.00000000    M_1         1.690000 %
M_2     152314JE1  1,000.00000000     0.00000000       1.72388902       1.72388902        1,000.00000000    M_2         2.140000 %
M_3     152314JF8  1,000.00000000     0.00000000       1.88500000       1.88500000        1,000.00000000    M_3         2.340000 %
M_4     152314JG6  1,000.00000000     0.00000000       2.12666667       2.12666667        1,000.00000000    M_4         2.640000 %
M_5     152314JH4  1,000.00000000     0.00000000       2.28777754       2.28777754        1,000.00000000    M_5         2.840000 %
B       152314JJ0  1,000.00000000     0.00000000       2.48916675       2.48916675        1,000.00000000    B           3.090000 %
TOTALS               991.88909597    14.21467013       1.81426942      16.02893955          977.67442584

X_IO    N/A      ################     0.00000000 ################ ################      ################    X_IO        0.000000 %
----------------------------------------------------------------------------------      ----  -------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                    --------------------------------------------------
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                             Email: ryan.m.vaughn@jpmchase.com
                    --------------------------------------------------

Sec. 7.09(ii)       Distributions Allocable to Principal
                    Group I
                    Scheduled Monthly Payments                                                                 422,659.20
                    Curtailments                                                                                39,873.76
                    Prepayments in Full                                                                      3,781,547.08
                    Loans Repurchased by Seller                                                                      0.00
                    Substitution Amounts                                                                             0.00
                    Net Liquidation Proceeds                                                                         0.00

                    Group II
                    Scheduled Monthly Payments                                                                 103,216.27
                    Curtailments                                                                                 4,657.80
                    Prepayments in Full                                                                      2,107,854.71
                    Loans Repurchased by Seller                                                                      0.00
                    Substitution Amounts                                                                             0.00
                    Net Liquidation Proceeds                                                                         0.00

                    Group III
                    Scheduled Monthly Payments                                                                 315,080.63
                    Curtailments                                                                              -331,677.42
                    Prepayments in Full                                                                      7,060,724.59
                    Loans Repurchased by Seller                                                                      0.00
                    Substitution Amounts                                                                             0.00
                    Net Liquidation Proceeds                                                                         0.00

                    Subordination Increase Amount                                                                    0.00
                    Excess Overcollateralization Amount                                                              0.00

Sec. 7.09(iv)       Class Interest Carryover Shortfall
                    Class AF-1                                                                                       0.00
                    Class AF-2                                                                                       0.00
                    Class AF-3                                                                                       0.00
                    Class AF-4                                                                                       0.00
                    Class AF-5                                                                                       0.00
                    Class AF-6                                                                                       0.00
                    Class AV-1                                                                                       0.00
                    Class AV-2                                                                                       0.00
                    Class M-1                                                                                        0.00
                    Class M-2                                                                                        0.00
                    Class M-3                                                                                        0.00
                    Class M-4                                                                                        0.00
                    Class M-3                                                                                        0.00
                    Class B                                                                                          0.00

Sec. 7.09(v)        Class Principal Carryover Shortfall
                    Subordinate Certificates
                    Class M-1                                                                                        0.00
                    Class M-2                                                                                        0.00
                    Class M-3                                                                                        0.00
                    Class M-4                                                                                        0.00
                    Class M-5                                                                                        0.00
                    Class B                                                                                          0.00

Sec. 7.09(vi)       Aggregate Loan Balance of Each Group
                    Group I Beginning Aggregate Loan Balance                                               362,479,576.63
                    Group I Ending Aggregate Loan Balance                                                  358,235,496.59

                    Group II Beginning Aggregate Loan Balance                                              126,197,973.76
                    Group II Ending Aggregate Loan Balance                                                 123,982,244.98

                    Group III Beginning Aggregate Loan Balance                                             453,617,090.78
                    Group III Ending Aggregate Loan Balance                                                446,572,962.98

Sec. 7.09(vii)      Overcollateralization
                    Total Overcollateralization Amount                                                               0.00
                    Total Required Overcollateralization Amount                                                      0.00

Sec. 7.09(viii)     Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)       Substitution Amounts
                    Group I                                                                                          0.00
                    Group II                                                                                         0.00
                    Group III                                                                                        0.00

Sec. 7.09(ix)       Loan Purchase Price Amounts
                    Group I                                                                                          0.00
                    Group II                                                                                         0.00
                    Group III                                                                                        0.00

Sec. 7.09(x)        Weighted Average Net Coupon Rate
                    Group I                                                                                      7.4531 %
                    Group II                                                                                     6.3486 %
                    Group III                                                                                    7.3186 %

Sec. 7.09(xi)       Monthly Remittance Amount
                    Group I                                                                                  6,495,741.49
                    Group II                                                                                 2,883,708.22
                    Group III                                                                                9,810,979.67

Sec. 7.09(xi)       Weighted Average Gross Margin
                    Group II Loans                                                                               7.0832 %
                    Group III Loans                                                                              8.1336 %

Sec. 7.09(xiv)      Largest Loan Balance
                    Group I                                                                                    809,759.65
                    Group II                                                                                   328,512.46
                    Group III                                                                                  703,680.39

Sec. 7.09(xv)       Basic Principal Amount
                    Group I                                                                                  4,244,080.04
                    Group II                                                                                 2,215,728.78
                    Group III                                                                                7,044,127.80

Sec. 7.09(xvi)      Net Wac Cap Carryover Paid
                    Group I                                                                                          0.00
                    Group II                                                                                         0.00
                    Group III                                                                                        0.00
                    Subordinate                                                                                      0.00

Sec. 7.09(xvi)      Remaining Net Wac Cap Carryover
                    Group I                                                                                          0.00
                    Group II                                                                                         0.00
                    Group III                                                                                        0.00
                    Subordinate                                                                                      0.00

Sec. 7.09(xviii)    Net Wac Cap
                    Group I Net WAC Cap                                                                            7.45 %
                    Group II Net WAC Cap                                                                           6.57 %
                    Group III Net WAC Cap                                                                          7.57 %
                    Subordinate Net WAC Cap                                                                        7.37 %

Sec. 7.09(xix)      Applied Realized Loss Amounts
                    Subordinate Certificates
                    Class M-1                                                                                        0.00
                    Class M-2                                                                                        0.00
                    Class M-3                                                                                        0.00
                    Class B                                                                                          0.00

Sec. 7.09(xx)       Stepdown Date Has Not Occurred


Sec. 7.09(b)(i)     Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                     Group 1
                                                                 Principal
                     Period                 Number                 Balance               Percentage
                    30-59 days                      37              2,231,194.76                   0.62 %
                    60-89 days                      12              1,185,767.13                   0.33 %
                    90+days                          0                      0.00                   0.00 %
                    Total                       49                  3,416,961.89                   0.95 %
                     Group 2
                                                                 Principal
                     Period                 Number                 Balance               Percentage
                    30-59 days                       5                524,294.15                   0.42 %
                    60-89 days                       2                279,281.19                   0.23 %
                    90+days                          0                      0.00                   0.00 %
                    Total                        7                    803,575.34                   0.65 %
                     Group 3
                                                                 Principal
                     Period                 Number                 Balance               Percentage
                    30-59 days                      55              6,036,059.65                   1.35 %
                    60-89 days                       8              1,091,056.62                   0.24 %
                    90+days                          0                      0.00                   0.00 %
                     Total                          63              7,127,116.27                   1.59 %
                     Group Totals
                                                                 Principal
                     Period                 Number                 Balance               Percentage
                    30-59 days                      97              8,791,548.56                   0.95 %
                    60-89 days                      22              2,556,104.94                   0.28 %
                    90+days                          0                      0.00                   0.00 %
                     Total                         119             11,347,653.50                   1.23 %

Sec. 7.09(b)(ii)    Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                     Group 1
                                           Principal
                     Number                Balance                 Percentage
                               0                     0.00                   0.00 %
                     Group 2
                                           Principal
                     Number                Balance                 Percentage
                               1               103,844.77                   0.08 %
                     Group 3
                                           Principal
                     Number                Balance                 Percentage
                               0                     0.00                   0.00 %
                    Group Totals
                                           Principal
                     Number                Balance                 Percentage
                               1               103,844.77                   0.01 %

Sec. 7.09(b)(iii)   Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                     Group 1
                                           Principal
                     Number                Balance                 Percentage
                               9               797,072.78                   0.22 %
                     Group 2
                                           Principal
                     Number                Balance                 Percentage
                               4               544,253.10                   0.44 %
                     Group 3
                                           Principal
                     Number                Balance                 Percentage
                               7             1,040,453.25                   0.23 %
                    Group Totals
                                           Principal
                     Number                Balance                 Percentage
                              20             2,381,779.13                   0.26 %

Sec. 7.09(b)(iii)   Balloon Loans
                    Number of Balloon Loans                                                                      49.00
                    Balance of Balloon Loans                                                              2,571,111.51

Sec. 7.09(b)(iv)    Number and Aggregate Principal Amounts of REO Loans
                     Group 1
                                           Principal
                     Number                Balance                 Percentage
                               0                     0.00                   0.00 %

                     Group 2
                                           Principal
                     Number                Balance                 Percentage
                               0                     0.00                   0.00 %
                     Group 3
                                           Principal
                     Number                Balance                 Percentage
                               0                     0.00                   0.00 %
                    Group Totals
                                           Principal
                     Number                Balance                 Percentage
                               0                     0.00                   0.00 %

Sec. 7.09(b)(v)     Book Value of REO Loans
                    Group I                                                                                           0.00
                    Group II                                                                                          0.00
                    Group III                                                                                         0.00

Sec. 7.09(b)(vi)    Realized Losses
                    Group I:
                    Monthly Realized Losses                                                                           0.00
                    Cumulative Realized Losses                                                                        0.00
                    Group II:
                    Monthly Realized Losses                                                                           0.00
                    Cumulative Realized Losses                                                                        0.00
                    Group III:
                    Monthly Realized Losses                                                                           0.00
                    Cumulative Realized Losses                                                                        0.00

Sec. 7.09(b)(vii)   Net Liquidation Proceeds
                    Group I                                                                                           0.00
                    Group II                                                                                          0.00
                    Group III                                                                                         0.00

Sec. 7.09(b)(viii)  60+ Delinquency Percentage (Rolling Three Month)                                              0.1682 %

Sec. 7.09(b)(ix)    Cumulative Loss Percentage                                                                      0.00 %
                    Cumulative Realized Losses Since Cut-Off Date                                                     0.00
                    Aggregate Loan Balance as of the Cut-Off Date                                           950,014,405.44

Sec. 7.09(b)(x)     Has a Trigger Event Occurred?                                                                       NO

                    1-Month LIBOR for Current Distribution Date                                                  1.09000 %



                               Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


